Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	3 Months Ended
	Jan. 31, 2021	Oct. 31, 2020	Jan. 31, 2020
Basic earnings per share
Net income attributable to equity shareholders	$ 1,621	$ 1,015	$ 1,205
Less: Preferred share dividends and distributions on other equity instruments	30	30	31
Net income attributable to common shareholders	$ 1,591	$ 985	$ 1,174
Weighted-average common shares outstanding (thousands)	447,281	446,321	445,248
Basic earnings per share	$ 3.56	$ 2.21	$ 2.64
Diluted earnings per share
Net income attributable to common shareholders	$ 1,591	$ 985	$ 1,174
Weighted-average common shares outstanding (thousands)	447,281	446,321	445,248
Add: Stock options potentially exercisable (1) (thousands)	502	389	639
Add: Equity-settled consideration (thousands)	146	167	144
Weighted-average diluted common shares outstanding (thousands)	447,929	446,877	446,031
Diluted earnings per share	$ 3.55	$ 2.20	$ 2.63